                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 12, 2004



                                VITAL SIGNS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             New Jersey                    0-18793            11-2279807
--------------------------------------------------------------------------------
(State or other jurisdiction of          (Commission        (IRS Employer
  incorporation or organization)         File Number)      Identification No.)


          20 Campus Road, Totowa, New Jersey                    07512
--------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:       (973) 790-1330
                                                   -----------------------------

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 12, 2004, Vital Signs, Inc. (the "Company") issued a press release regarding results for the three months and nine months ended June 30, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished to the Commission inasmuch as they disclose historical information regarding the Company's results of operations for the three months and nine months ended June 30, 2004 and statement of condition as of June 30, 2004.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  VITAL SIGNS, INC.



                                  By:  /s/ Jay Sturm
                                  ----------------------------------------------
                                  Name:  Jay Sturm
                                  Title: Vice President/General Counsel

Date:  August 17, 2004

                                  EXHIBIT INDEX


     Exhibit No.                       Description
     -----------                       ----------------
         99.1              Press release, dated August 12, 2004, issued by
                           the Company.



                          STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as............................ 'TM'